UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2024
Date of Report (Date of Earliest Event Reported)

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York 14513
(Address of principal executive offices) (Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b):

Common Stock, $0.10 par value per share	ULBI	NASDAQ
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Ultralife Corporation (the “Company”) as filed with the Securities and Exchange Commission on November 6, 2024 (the “Original Form 8-K”) that reported the Company’s acquisition of Electrochem Solutions, Inc., a Massachusetts corporation (“Electrochem”) on October 31, 2024.  The Company did not file audited historical financial statements of Electrochem and unaudited pro forma financial information when the Original Form 8-K was filed under the authority granted by Item 9.01 of Form 8-K.

This Amendment is being filed solely to amend and supplement the Original Form 8-K to include the audited historical financial statements of Electrochem and unaudited pro forma financial information in accordance with the requirements of Item 9.01 of Form 8-K.  This Amendment affects no other changes to the Original Form 8-K.  The financial statements and unaudited pro forma financial information filed herewith should be read in conjunction with the Original Form 8-K.

Item 9.01 Financial Statements, Pro Forma Financials and Exhibits

(a) Financial Statements of Business Acquired

1.	Audited combined financial statements of Electrochem as of December 31, 2023 and for the year then ended are attached hereto as Exhibit 99.2 and incorporated herein by reference.

2.
Unaudited combined financial statements of Electrochem as of September 27, 2024 and for the nine-month fiscal period then ended are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma combined financial information as of September 30, 2024 and for the nine-month period then ended, and for the year ended December 31, 2023, and notes thereto, is attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Stock Purchase Agreement by and between GREATBATCH LTD. and ULTRALIFE CORPORATION*
10.2
Credit and Security Agreement among, Ultralife, Southwest Electronic Energy Corporation – an Ultralife Company, a Texas corporation, CLB, Inc., Excell Battery Corporation USA, and Electrochem Solutions, Inc., as borrowers, and certain other subsidiaries of the Company, and KeyBank National Association, as lender and administrative agent**

23.1	Consent of Freed Maxick P.C. (f/k/a Freed Maxick CPAs, P.C.), Independent Registered Public Accounting Firm***
99.1	Press Release of Ultralife Corporation dated September 30, 2024*
99.2	Audited combined financial statements of Electrochem as of December 31, 2023 and for the year then ended***
99.3	Unaudited combined financial statements of Electrochem as of September 27, 2024 and for the nine-month fiscal period then ended***
99.4	Unaudited pro forma combined financial information as of September 30, 2024 and for the nine-month period then ended, and for the year ended December 31, 2023, and notes thereto***
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed as Exhibit 10.1 to the Form 8-K filed October 3, 2024
**Filed as an Exhibit to the Form 8-K filed November 6, 2024
***Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2025		ULTRALIFE CORPORATION

	By:	/s/ Philip A. Fain
Philip A. Fain